UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2019

Synthorx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38756	46-4709185
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11099 N. Torrey Pines Road, Suite 190 La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 750-4789

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	THOR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 7, 2019, Synthorx, Inc., a Delaware corporation (the “Company” or “Synthorx”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sanofi, a French société anonyme (“Parent”), and Thunder Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”). The board of directors of the Company has unanimously approved the Merger Agreement.

Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Purchaser will commence a cash tender offer (the “Offer”) no later than December 23, 2019, to acquire all of the outstanding shares of common stock of the Company, $0.001 par value per share (the “Shares”), at a purchase price of $68.00 per Share in cash (the “Offer Price”), without interest and subject to any required withholding of taxes.

The obligation of Purchaser to purchase Shares tendered in the Offer is subject to the conditions set forth in the Merger Agreement, including that the number of Shares validly tendered in accordance with the terms of the Offer and not validly withdrawn, when considered together with all other Shares (if any) otherwise beneficially owned by Parent or any of its wholly owned subsidiaries (including Purchaser), would represent one more than 50% of the total number of Shares outstanding at the time of the expiration of the Offer (the “Minimum Condition”). Parent and Purchaser’s obligations to consummate the Offer are not subject to a condition that any financing be received by Parent or Purchaser for the consummation of the transactions contemplated by the Merger Agreement.

Following the completion of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”). Purchaser will effect the Merger after consummation of the Offer pursuant to Section 251(h) of the Delaware General Corporation Law. At the effective time of the Merger (the “Effective Time”), the Shares then outstanding (other than Shares (a) held by Parent, Purchaser, any other direct or indirect wholly owned subsidiary of Parent, the Company (or in the Company’s treasury) or by stockholders of the Company who have exercised and perfected their statutory rights of appraisal under Delaware law, or (b) irrevocably accepted for purchase in the Offer) will each be converted into the right to receive an amount in cash equal to the Offer Price (the “Merger Consideration”), without interest and subject to any required withholding of taxes.

Each of the Company’s stock options (the “Company Options”) that is outstanding as of immediately prior to the Effective Time shall accelerate and become fully vested and exercisable effective immediately prior to, and contingent upon, the Effective Time. As of the Effective Time, each Company Option that is then outstanding and unexercised shall be cancelled and converted into the right to receive cash in an amount equal to the product of (i) the total number of Shares subject to the vested portion of such Company Option immediately prior to the Effective Time (taking into account any acceleration of vesting), multiplied by (ii) the excess, if any, of (x) the Merger Consideration over (y) the exercise price payable per Share under such Company Option.

The Merger Agreement includes representations, warranties and covenants of the parties customary for a transaction of this nature. From the date of the Merger Agreement until the earlier of the Effective Time and the termination of the Merger Agreement, the Company has agreed to operate its business in the ordinary course and has agreed to certain other operating covenants, as set forth more fully in the Merger Agreement. The Company has also agreed not to solicit or initiate discussions with any third party regarding acquisition proposals.

The Merger Agreement includes a remedy of specific performance for the Company, Parent and Purchaser. The Merger Agreement also includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including termination by the Company to accept and enter into a definitive agreement with respect to an unsolicited superior offer, the Company will be required to pay a termination fee of an amount in cash equal to $94,000,000 (the “Termination Fee”). Any such termination of the Merger Agreement by the Company is subject to certain conditions, including the Company’s compliance with certain procedures set forth in the Merger Agreement and a determination by the board of directors of the Company that the failure to take such action would be inconsistent with the board of directors’ fiduciary duties to the Company’s stockholders under applicable law and the payment of the Termination Fee by the Company.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and incorporated herein by reference. The Merger Agreement and the foregoing description of such agreement have been included to provide investors and stockholders with information regarding the terms of such agreements. The assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules delivered by the Company to Parent and Purchaser in connection with the signing of the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties to the Merger Agreement. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts and circumstances of the Company at the time they were made and investors should consider the information in the Merger Agreement in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the SEC. Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Compensation Arrangements

On December 5, 2019, in connection with the approval of the Merger Agreement, the board of directors of the Company approved and authorized the Company to enter into agreements with each of Dr. Laura Shawver, the Company’s President and Chief Executive Officer, Dr. Joseph Leveque, the Company’s Chief Medical Officer, Dr. Marcos Milla, the Company’s Chief Scientific Officer, and certain other individuals, which provide that if such individual is subjected to the excise tax under Section 4999 of the Internal Revenue Code, the Company will reimburse such individual with respect to the payment for the excise taxes (provided that the Company’s obligation under these agreements cannot exceed $35 million in the aggregate and that such individuals will reasonably cooperate with Parent and the Company to mitigate such excise taxes).

Item 8.01	Other Events.

On December 8, 2019, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement as described above. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

On December 8, 2019, the Company sent a letter to its employees announcing the proposed transaction. A copy of the letter is attached as Exhibit 99.2 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements are statements that are not historical facts and may include projections and estimates and their underlying assumptions, statements regarding plans, objectives, intentions and expectations with respect to future financial results, events, operations, services, product development and potential, and statements regarding future performance. Forward-looking statements are generally identified by the words “expects”, “anticipates”, “believes”, “intends”, “estimates”, “plans”, “will be” and similar expressions. Although Synthorx’s management believes that the expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the control of Synthorx, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include among other things, risks relating to the ability to complete and the timing of completion of the transactions contemplated by the Merger Agreement including the parties’ ability to satisfy the conditions to the consummation of the Offer and the other conditions set forth in the Merger Agreement and the possibility of any termination of the Merger Agreement. The forward-looking statements contained in this Current Report on Form 8-K are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Actual results may differ materially from current expectations because of risks associated with uncertainties as to the timing of the Offer or the Merger; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the Offer or the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Offer or the Merger; the effects of disruption from the transactions of Synthorx’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees or vendors. While the list of factors presented here is representative, no list should be considered a statement of all potential risks, uncertainties or assumptions that could have a material adverse effect on the companies’ consolidated financial condition or results of operations. The foregoing factors should be read in conjunction with the risks and cautionary statements discussed or identified in in Synthorx’s public filings with the United States Securities and Exchange Commission (“SEC”) from time to time, including Synthorx’s most recent Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Synthorx’s stockholders and investors are cautioned not to unduly rely on these forward-looking statements. The forward-looking statements speak only as of the date hereof and, other than as required by applicable law, Synthorx does not undertake any obligation to update or revise any forward-looking information or statements.

Additional Information

The Offer for the outstanding shares of Synthorx common stock referenced in this Current Report on Form 8-K has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities, nor is it a substitute for the tender offer materials that will be filed with the SEC upon the commencement of the Offer. At the time the Offer is commenced, Sanofi and Purchaser will file a Tender Offer Statement on Schedule TO with the SEC, and Synthorx will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer.

THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. SYNTHORX STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF SYNTHORX SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES.

The Offer to Purchase, the related Letter of Transmittal and certain other offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all stockholders of Synthorx at no expense to them. The Tender Offer Statement and the Solicitation/Recommendation Statement will be available free of charge at the SEC’s web site, http://www.sec.gov, or under the “Investors & Media” section of Synthorx’s website, www.synthorx.com. Free copies of these materials and certain other offering documents will be sent to Synthorx’s stockholders by the information agent for the Offer.

In addition to the Solicitation/Recommendation Statement, Synthorx files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Synthorx at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Synthorx’s filings with the SEC are also available to the public from commercial document-retrieval services and the SEC’s website at http://www.sec.gov.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Number	Description

2.1*	Agreement and Plan of Merger, dated as of December 7, 2019, by and among Synthorx, Inc., Sanofi and Thunder Acquisition Corp.

99.1	Joint Press Release of Sanofi and Synthorx, Inc., dated December 8, 2019.

99.2	Letter to Synthorx, Inc. employees, first made available on December 8, 2019.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTHORX, INC.

Dated: December 9, 2019

	By:	/s/ Laura Shawver
Laura Shawver, Ph.D.
President and Chief Executive Officer